Exhibit 10.1(d)

BORROWER JOINDER TO CREDIT AGREEMENT AND NOTES

This BORROWER JOINDER TO CREDIT AGREEMENT AND NOTES (this “Agreement”) dated as of this 3rd day of October, 2016 is made by each of the parties appearing on the signature pages hereto (referred to herein collectively as “New Borrowers” and individually as a “New Borrower”), to and in favor of Maranon Capital, L.P., in its capacity as Agent under the Credit Agreement referred to below, and the Lenders (as defined in the Credit Agreement) party thereto.

WITNESSETH THAT:

WHEREAS, Green Plains II LLC, a Delaware limited liability company (the “Existing Borrower Representative”), the other Borrowers and Credit Parties party thereto (the “Existing Credit Parties”), Maranon Capital, L.P. (in its individual capacity, “Maranon”), as administrative agent (in such capacity, the “Agent”) for the lenders party thereto (collectively, the “Lenders”), and the Lenders entered into that certain Credit Agreement of even date herewith (the “Credit Agreement”; capitalized terms used herein and otherwise not defined shall have the meaning ascribed to such terms in the Credit Agreement)

WHEREAS, New Borrowers and Existing Credit Parties desire that each New Borrower be joined as a Borrower and a Credit Party to the Credit Agreement and all Notes, if any, executed by the Existing Borrower Representative;

NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to Borrowers by Lenders from time to time, each New Borrower and each Existing Credit Party hereby agree as follows:

1. Each New Borrower hereby joins in the execution of the Credit Agreement, the Notes, if any, and acknowledges and agrees that it is a “Borrower” and a “Credit Party” under the Credit Agreement and the Notes, if any, effective upon the date on which Agent shall have received a copy of this Agreement, duly executed by such New Borrower and Existing Credit Parties. All references in the Credit Agreement and the other Loan Documents to the terms “Borrower”, “Borrowers”, “Credit Party” or “Credit Parties” shall be deemed to include each New Borrower. Without limiting the generality of the foregoing, each New Borrower hereby (i) acknowledges that it is jointly and severally liable with each other Borrower for all of the Obligations and (ii) repeats and reaffirms all covenants, agreements, representations and warranties of Existing Credit Parties contained in the Credit Agreement including, but not limited to all schedules attached thereto, and the Notes, if any, and the other Loan Documents, to the extent applicable to such New Borrower.

2. Except as specifically modified hereby, all of the terms and conditions of the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect.

3. Each New Borrower agrees to execute and deliver such further instruments and documents and do such further acts and things as are required by any “Borrower” or “Credit Party” under the Credit Agreement.

4. No reference to this Agreement need be made in the Credit Agreement or in any other Loan Document or other document or instrument making reference to the same, any reference to Loan Documents in any of such to be deemed a reference to the Credit Agreement, or other Loan Documents, as applicable, as modified hereby.

5. The laws of the State of Illinois shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

6. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW BORROWERS:

SCI INGREDIENTS HOLDINGS, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FVC INTERMEDIATE HOLDINGS, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FLEISCHMANN’S VINEGAR COMPANY, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

FVC HOUSTON, INC.

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	Executive Chairman

Borrower Joinder to Credit Agreement and Notes

ACKNOWLEDGED AND AGREED TO BY:

EXISTING CREDIT PARTIES:

GREEN PLAINS I LLC

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	President and Chief Executive Officer

GREEN PLAINS II LLC

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	President and Chief Executive Officer

Borrower Joinder to Credit Agreement and Notes

ACKNOWLEDGED AND AGREED TO BY:

AGENT:

MARANON CAPITAL, L.P

By:	/s/ Gregory M. Long
Name:	Gregory M. Long
Title:	Managing Director

Borrower Joinder to Credit Agreement and Notes